EXHIBIT 99.1

Penson Worldwide, Inc. 1700 Pacific Avenue, Suite 1400 Dallas, Texas 75201 www.penson.com
PRESS RELEASE
Penson Worldwide, Inc. Completes Acquisition of Futures
Clearing Business of Goldenberg, Hehmeyer & Co.;
Re-Names Unit Penson GHCO
DALLAS, TX, February 16, 2007 — Penson Worldwide, Inc. (NASDAQ: PNSN), a leading provider of execution, clearing and technology for global financial markets, announced completion of the acquisition of all of the partnership interests of privately-held Goldenberg, Hehmeyer & Co. (GHCO), a futures clearing and execution business, and the distribution of its proprietary trading business to one of its former general partners. GHCO is based in Chicago, IL and is one of the leading futures commission merchants (FCMs) in the U.S. Penson expects the business, which has been re-named Penson GHCO, will be slightly accretive in 2007 after financing costs. The proprietary trading business of Goldenberg, Hehmeyer, which has become an independent company, has signed a four-year clearing agreement with Penson GHCO.
Penson GHCO will enhance Penson Worldwide’s capabilities and capacity in futures clearing, in line with the Company’s strategic plans. Penson GHCO, a leading provider of technology products and services to active futures traders, currently employs about 85 people at its Chicago headquarters and in New York, Minneapolis and London offices, and serves approximately 400 clients, including floor traders, introducing brokers, non-clearing FCMs, commercial grain companies and other institutional and professional trading firms. Penson GHCO clears through the Chicago Board of Trade (NYSE: BOT), the Chicago Mercantile Exchange (NYSE: CME), LCH Clearnet and the Minneapolis Grain Exchange. Ralph Goldenberg, a current co-chairman of GHCO, has become Vice Chairman of Penson GHCO, and Chris Hehmeyer, also a co-chairman of GHCO, has become President and CEO of Penson GHCO.
For Immediate Release

About Penson Worldwide: www.penson.com
The Penson Worldwide group of companies provides execution, clearing, custody, settlement, and technology infrastructure products and services to financial services firms and others servicing the global financial services industry. The Penson Worldwide group of companies includes Penson Financial Services, Inc., Penson Financial Services Canada, Inc., Penson Financial Services Ltd., Nexa Technologies, Inc., Penson Financial Futures, Inc. and Penson GHCO among other companies. Headquartered in Dallas, Texas, Penson has served the clearing needs of all types of broker/dealers since 1995. Penson is The Flexible Choice in Global Financial Services.
Penson Financial Services, Inc. is a member of the Chicago Stock Exchange, the NASD, Inc., the Chicago Board Options Exchange, OneChicago, the International Securities Exchange, the NYSE Arca Exchange, the Options Clearing Corp, the MSRB, NSCC, ICMA, DTC, Euroclear, SIPC and is a participant of the Boston Options Exchange (BOX). Penson Financial Services Canada, Inc. is a participating organization with the Toronto Stock Exchange, the Montreal Exchange, the TSX Venture Exchange, is regulated by the Investment Dealers Association of Canada, and is a member of the CIPF. Penson Financial Services, Ltd. is a member of the London Stock Exchange and is authorized and regulated by the Financial Services Authority. Penson Financial Futures, Inc. is a registered Futures Commission Merchant. Penson GHCO is a registered Futures Commission Merchant and clearing member at the Chicago Mercantile Exchange, Chicago Board of Trade, London International Financial Futures Exchange, Intercontinental Exchange, and International Petroleum Exchange.
Forward-Looking Statements
Statements contained in this news release that are not based on current or historical fact are forward-looking in nature. Such forward-looking statements are based on current plans, estimates and expectations. Forward-looking statements are based on known and unknown risks, assumptions, uncertainties and other factors. Penson’s actual results, performance, or achievements may differ materially from any future results, performance, or achievements expressed or implied by such forward-looking statements. Penson undertakes no obligation to publicly update or revise any forward-looking statement.
Contacts:
Penson Public Relations: Intermarket Communications, Andy Yemma, 212-754-5450, andy@intermarket.com, or Erica Fidel, 212-754-5448, Erica@intermarket.com
Penson Investor Relations: Anreder & Company, Gary Fishman, 212-532-3232, gary.fishman@anreder.com, or Steven Anreder, 212-532-3232, steven.anreder@anreder.com
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For Immediate Release